                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          BERGSTROM CAPITAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                          BERGSTROM CAPITAL CORPORATION

                          505 MADISON STREET, SUITE 220
                           SEATTLE, WASHINGTON  98104

                                ----------------


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 1996


To the Stockholders of
  BERGSTROM CAPITAL CORPORATION

     NOTICE IS HEREBY GIVEN that, by order of the Board of Directors, a Special Meeting of Stockholders of Bergstrom Capital Corporation, a Delaware corporation (the "Company"), will be held in the Cutter Room, The Rainier Club, Fourth Avenue and Marion Street, Seattle, Washington, on May 13, 1996, at 11:00 a.m., Seattle time, for the following purposes, all as more fully described in the accompanying Proxy Statement:

          1. To approve or disapprove a new Investment Management and Advisory Agreement (the "New RCM Agreement") between Bergstrom Advisers, Inc. and RCM Capital Management, L.L.C., a wholly owned subsidiary of Dresdner Bank AG.

          2. To transact any other business which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 15, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof, and only stockholders of record at the close of business on such date are entitled to so vote. The stock transfer books of the Company will not be closed. A complete alphabetical listing of stockholders entitled to vote at the meeting or any adjournment thereof, including their addresses and number of shares registered in the name of each such stockholder, will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for the ten days prior to the meeting, at the office of the Company in Seattle, Washington, specified above, and will be available for inspection by any stockholder at the time of the meeting, at the place thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE NEW RCM AGREEMENT AND RECOMMENDS THAT STOCKHOLDERS ALSO APPROVE THE NEW RCM AGREEMENT BY VOTING FOR PROPOSAL 1 IN THE ENCLOSED PROXY.

     Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the meeting. You are urged to attend and vote in person. If you are not able to attend, it is important that your shares be represented by Proxy. You may revoke your Proxy at any time before it is voted.

                                        By Order of the Board of Directors


                                        Pamela A. Fiorini
                                          SECRETARY
Seattle, Washington
April 22, 1996

                          BERGSTROM CAPITAL CORPORATION

                          505 MADISON STREET, SUITE 220
                            SEATTLE, WASHINGTON 98104

                             --------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bergstrom Capital Corporation, a Delaware corporation (the "Company"), of Proxies to be used at the Special Meeting of Stockholders of the Company, to be held on May 13, 1996, and any adjournment thereof, for action upon the matters set forth in the foregoing Notice of Special Meeting of Stockholders.

     All shares represented by each properly signed Proxy received prior to the meeting will be voted at the meeting. If a stockholder specifies how the Proxy is to be voted on any of the business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, the Proxy will be voted FOR the approval of a new Investment Management and Advisory Agreement between Bergstrom Advisers, Inc. and RCM Capital Management, L.L.C. (Proposal 1). The Proxy may be revoked by a stockholder, at any time prior to its use, by written notice to the Company, by submission of a subsequent Proxy or by voting in person at the meeting.

     In the event that sufficient votes in favor of Proposal 1 are not received by the time scheduled for the meeting, the persons voting the Proxies may propose one or more adjournments of the meeting to permit further solicitation. The time and place of any adjourned meeting will be announced at the meeting at which the adjournment is taken. If a vote is taken on adjournment of the meeting, or on any other procedural matters, Proxies will be voted at the discretion of the persons voting the Proxies so as to facilitate the approval of Proposal 1. Accordingly, absent contrary instructions on the Proxy card, Proxies voting against or abstaining on Proposal 1 may be voted on procedural matters, such as adjournment, to facilitate an opposite result.

     The representation in person or by proxy of at least one-third of the shares of Capital Stock entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be counted as present. Broker "non-votes" occur when the Company receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Abstentions and broker non-votes will have the effect of a vote against Proposal 1.

     The cost of solicitation, including postage, printing and handling, and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be borne by the Company, subject to reimbursement in accordance with the reimbursement agreement described under the caption "The New RCM Agreement--Terms of the New RCM Agreement" below. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about April 22, 1996.

     At the close of business on March 15, 1996, the record date for the determination of stockholders entitled to vote at the meeting, there were outstanding 1,158,700 shares of Capital Stock. Each share is entitled to one vote.

     The following table sets forth information as of March 31, 1996 with respect to all persons known by the Company to be the beneficial owners of more than 5% of the Company's Capital Stock and with respect to the beneficial ownership of the Company's Capital Stock by all directors and the executive officer of the Company as a group:


                                          Amount and Nature of        Percent
                                          Beneficial Ownership(1)     of Class
          Name                            -----------------------     --------
          -----
      Erik E. Bergstrom                        222,460 (2)             19.20%
      P.O. Box 126
      Palo Alto, CA  94302

      William L. McQueen                           110 (3)               .01%

      Norman R. Nielsen                          6,840 (4)               .59%

      George Cole Scott                            570 (5)               .05%

      Clayton H. Williams                        1,100                   .09%

      Directors and executive officer as a     231,080                 19.94%
      group (5 persons)

- ----------------------

(1) Sole voting and investment power unless otherwise indicated in the notes below.

(2) Includes 65,781 shares owned by Federal United Corporation and 6,779 shares owned by Bergstrom Advisers, Inc., corporations controlled by Mr. Bergstrom, but does not include 24,000 shares beneficially owned by Mr. Bergstrom's wife, 79,700 shares owned by Erik E. and Edith H. Bergstrom Foundation, Inc., 14,305 shares owed by Sharon's Trust, of which Mr. Bergstrom is one of three trustees, and 800 shares owned by the Survivors' Trust, of which Mr. Bergstrom is one of three trustees, as to all of which Mr. Bergstrom disclaims any beneficial interest.

(3) These shares are held in an individual retirement account for the benefit of Mr. McQueen.

(4) Includes 6,400 shares owned by the Nielsen Family Trust, of which Mr. Nielsen is a trustee, and 440 shares owned by the Lenore Nielsen Trust, of which Mr. Nielsen is also a trustee, but does not include 1,550 shares owned by Mr. Nielsen's daughter, as to all of which Mr. Nielsen disclaims any beneficial interest.

(5) Includes 100 shares held in a Keogh plan for the benefit of Mr. Scott. Does not include 1,500 shares owned by Mr. Scott's wife, 1,000 shares held by Mr. Scott's son, 400 shares held by Mr. Scott's daughter, 2,000 shares owned by Mr. Scott's mother, and 1,468 shares owned by Mr. Scott's sister, as to all of which Mr. Scott disclaims any beneficial interest.

     So far as is known to management of the Company, on March 31, 1996 no other person owned beneficially more than 5% of the Capital Stock of the Company, although on such date Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 807,086 shares of Capital Stock of the Company, including a portion of the shares beneficially owned by Mr. Bergstrom, or approximately 70% of the number of shares entitled to vote at the meeting. DTC is a depository of securities for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. Except as otherwise indicated above, the Company does not know the names of beneficial owners of Capital Stock which is on deposit with DTC.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1995 ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST BY TELEPHONE AT 1-800-426-5523 OR IN WRITING DIRECTED TO: STATE STREET BANK AND TRUST COMPANY, P.O. BOX 8200, BOSTON, MASSACHUSETTS, 02266-8200.

     State Street Bank and Trust Company is the custodian, accounting agent, transfer agent and dividend paying agent for the Company. William L. McQueen & Associates, whose address is the same as that of the Company, provides fund administration services and related office facilities to the Company. William L. McQueen & Associates is an accounting firm whose sole proprietor is William L. McQueen, the President and Treasurer and one of the directors of the Company. In the fiscal year ended December 31, 1995, the Adviser paid $76,837 to Mr. McQueen's firm for services and facilities provided by the firm to the Company and reimbursed the Company $50,000 for Mr. McQueen's salary as the Company's President and Treasurer.


                        APPROVAL OF THE NEW RCM AGREEMENT
                                  (Proposal 1)

     Stockholders of the Company are being asked to approve a new subadvisory agreement (the "New RCM Agreement") between Bergstrom Advisers, Inc., the Company's investment adviser, and RCM Capital Management, L.L.C., a Delaware limited liability company ("New RCM"). New RCM, a newly formed, wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), is acquiring one of the Company's current subadvisers, RCM Capital Management, a California Limited Partnership ("RCM"). A new subadvisory agreement is necessary because, as required under the Investment Company Act of 1940 (the "Investment Company Act"), the existing subadvisory agreement with RCM provides for its automatic termination in the event of its assignment. New RCM's acquisition of RCM may constitute an assignment of the existing subadvisory agreement with RCM.


EXISTING INVESTMENT ADVISORY ARRANGEMENTS

     INFORMATION ABOUT BERGSTROM ADVISERS, INC. Bergstrom Advisers, Inc., a Delaware corporation (the "Adviser"), the sole stockholder, director, officer and investment management employee of which is Erik E. Bergstrom, is the Company's investment adviser. Mr. Bergstrom's address and that of the Adviser is P.O. Box 126, Palo Alto, California 94302. Mr. Bergstrom has been engaged professionally in securities investments since 1967. In addition to his services as President of the Adviser, Mr. Bergstrom is a private investor and serves as President and Treasurer of Federal United Corporation, a personal holding company which is controlled by Mr. Bergstrom. The Adviser provides investment advisory or management services only to the Company. The Adviser has been the Company's investment adviser since 1976.

     TERMS OF THE INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT WITH THE ADVISER. The Investment Management and Advisory Agreement between the Company and the Adviser (the "Advisory Agreement") continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Company or by the Board of Directors of the Company, together with, in each instance, the vote of a majority of those directors who are not "interested persons" of the Company or the Adviser. On August 28, 1995, the Board of Directors of the Company unanimously approved the continuance of the Advisory Agreement for the annual period beginning November 6, 1996. The Advisory Agreement may be terminated at any time without penalty by vote of the majority of the outstanding voting securities of the Company or by a vote of a majority of the entire Board of Directors of the Company on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Company. The Advisory Agreement automatically terminates upon its assignment.

     Under the Advisory Agreement, the Adviser provides investment management, advisory and research services to the Company, advising the Company on the composition of its portfolio and determining, subject to overall supervision by the Company's Board of Directors, which securities may be bought and sold. In addition, the Adviser furnishes to the Company office facilities and simple business equipment and pays the cost of keeping the Company's books and records. It also pays the fees and expenses of any director of the Company who is an "affiliated person" of the Adviser (the only such person being Mr. Bergstrom) and reimburses the Company for compensation paid to any officer of the Company.

     The Advisory Agreement provides that the services to be performed by the Adviser also may be performed by any organization with which the Adviser may contract, subject to approval by the Company's Board of Directors and compliance with applicable law, without relieving the Adviser of any responsibilities to the Company it would have if it performed such services directly. Pursuant to this provision, the Adviser has entered into two subadvisory agreements which are described below.

     The Advisory Agreement provides for the Company to pay the Adviser an advisory fee which, on an annual basis, amounts to 3/4 of 1%, which rate is higher than rates charged most other investment companies, of the first $50,000,000 of the Company's average net assets, plus 1/2 of 1% of the value of the average net assets in excess of $50,000,000, all in consideration of providing the services described above. Such fee is to be computed weekly and paid monthly. During the fiscal year ended December 31, 1995, the Company paid the Adviser $800,692 in fees pursuant to the Advisory Agreement.

     The Advisory Agreement also provides that the Company will generally pay all of its operating expenses subject to the following limitation on expenses: if in any fiscal year of the Company the sum of the fee paid and payable to the Adviser for such year plus the operating expenses of the Company for such year exceeds 1-1/2% of the first $50,000,000 of the Company's average net assets, plus 1% of the Company's average net assets in excess of $50,000,000, the Adviser will reimburse the Company for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the fee for such year, the maximum amount payable by the Adviser would be the amount of the fee received, and there would be no carry-forward or carry-back of the unrecovered portion to any other period. The Advisory Agreement provides for quarterly reviews of the operating expenses and for interim reductions in the amount of the fee then payable to the Adviser for the balance of the year (subject to later adjustment) if it appears likely that the operating expense limitation for the year will be exceeded. During the 1995 fiscal year, there were no fee reductions nor reimbursements for excess expenses.

     Mr. Bergstrom has licensed to the Company, on a royalty-free, non-exclusive basis, the word Bergstrom for use in the Company's name in connection with its business as an investment company. Mr. Bergstrom has the right to terminate this license upon the termination of the Advisory Agreement. Mr. Bergstrom may use or license the word Bergstrom in connection with the Adviser, other investment companies and other business enterprises.


EXISTING INVESTMENT RESEARCH AND SUBADVISORY ARRANGEMENTS

     GENERAL INFORMATION. At present, the Adviser has investment research and subadvisory arrangements with RCM and Frank A. Branson, Inc. ("Branson") with respect to certain portions of the marketable securities held or to be acquired by the Company. Pursuant to such arrangements, the Adviser has given RCM and Branson authority, in varying degrees, to effect purchases and sales of portfolio securities on behalf of the Company. At March 31, 1996, RCM and Branson had subadvisory responsibilities for approximately $62.2 million and $31.3 million, or 40.4% and 20.4%, respectively, of the net assets of the Company. The balance of the assets of the Company was under the direct investment management responsibility of the Adviser. During 1995, the Adviser paid RCM and Branson aggregate fees of $271,034 and $125,334, respectively, out of the fees it received from the Company. Neither RCM nor any person affiliated with RCM received any other fees from the Company or the Adviser for services provided to the Company or the Adviser during 1995.

     INFORMATION ABOUT RCM CAPITAL MANAGEMENT. RCM is a California limited partnership whose general partner is RCM Limited L.P., a California limited partnership ("RCM Limited"). RCM Limited is managed by its sole general partner, RCM General Corporation, a California corporation ("RCM General"). The business and affairs of RCM General are managed by its Board of Directors. The directors of RCM General are William L. Price, Michael J. Apatoff, Jeffrey S. Rudsten, Gary W. Schreyer and William S. Stack. At March 31, 1996, the only persons who owned 10% or more of the outstanding voting securities of RCM General were Mr. Price, who owned 12.4% of the Common Stock of RCM General, and Mr. Schreyer, who owned 11.1% of such stock.

     The sole limited partner of RCM is RCM Acquisition, Inc., a wholly owned indirect subsidiary of Travelers Group Inc. ("Travelers"). The business address of Travelers is 388 Greenwich Street, New York, New York 10013. The business address of RCM, RCM Limited, RCM General and each of the executive officers and directors thereof is Four Embarcadero Center, Suite 3000, San Francisco, California 94111. RCM was formed in April 1986 as the successor to Rosenberg Capital Management, a California general partnership, which had been continuously engaged in the business of providing investment advisory services since August 1970. The Company has been advised by RCM that neither RCM Acquisition, Inc. nor Travelers has the power to control the management or operations of RCM. RCM Acquisition, Inc. has the right to become the sole owner of RCM in the year 2000 (or on an earlier change of control of RCM Limited) through acquisition of RCM Limited's general partnership interest in RCM at that time. At March 31, 1996, RCM managed approximately $25 billion in assets at market value, primarily invested in common stocks and fixed-income securities. RCM has been a subadviser to the Company since 1986.

     RCM also acts as investment manager for the portfolios of registered investment companies other than the Company, which portfolios have investment objectives that may be similar to those of the Company. Set forth below are the name of each such portfolio, its net assets and information concerning the fees paid by it to RCM.


                                         Net Assets as of                                                    Fee Waivers
Fund Name                               December 31, 1995       Annual Rate of Compensation                  or Reductions
- ---------                               -----------------       ---------------------------                  -------------
RCM Growth Equity                         $1,325,290,486        0.75% of average quarterly net                   None
Fund                                                            assets

RCM Small Cap Fund                          $409,566,669        1.0% of average quarterly net                    None
                                                                assets

RCM International                            $34,346,808        0.75% of average monthly net                      (1)
Growth Equity Fund A                                            assets

RCM Global Technology Fund                      $953,704        1.0% of average daily net                         (2)
                                                                assets

_____________________

(1) RCM has voluntarily agreed, until at least May 21, 1996, to pay the RCM International Growth Equity Fund A the amount, if any, by which certain ordinary operating expenses of the Fund exceed 1% of the average monthly net assets of the Fund on an annual basis.

(2) RCM has voluntarily agreed, until at least December 31, 1996, to pay the RCM Global Technology Fund the amount, if any, by which certain ordinary operating expenses of the Fund exceed 1.75% of the average daily net assets of the Fund on an annual basis.


     TERMS OF THE EXISTING INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BETWEEN RCM AND THE ADVISER. The existing Investment Management and Advisory Agreement (the "Existing RCM Agreement") between RCM and the Adviser was last submitted to a vote of the stockholders of the Company on March 9, 1989. Stockholder approval was sought in connection with the merger of the former parent of RCM Acquisition, Inc. with a subsidiary of Travelers. The Existing RCM Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Company or by the Board of Directors of the Company, together with, in each instance, the vote of a majority of those directors who are not "interested persons" of the Company, the Adviser or RCM. On November 6, 1995 the Board of Directors of the Company unanimously approved the continuance of the Existing RCM Agreement for the annual period beginning November 6, 1995. The Company may at any time terminate the Existing RCM Agreement upon sixty days' written notice to RCM and to the Adviser either by majority vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company. With the prior approval of the Board of Directors of the Company, the Adviser may at any time terminate the Existing RCM Agreement upon sixty days' written notice to RCM.
RCM may at any time terminate the Existing RCM Agreement upon sixty days' written notice to the Company and to the Adviser. The Existing RCM Agreement automatically terminates upon its assignment or upon termination of the Advisory Agreement.

     Under the Existing RCM Agreement, the Adviser grants to RCM full authority to manage the investment and reinvestment of a portion of the Company's assets (the "RCM Portfolio"). Such investment and reinvestment are in RCM's discretion but are required to be consistent with the investment objectives, policies and restrictions of the Company as furnished to RCM by the Adviser. The Adviser has the authority to vary the amount of assets in the RCM Portfolio in its discretion. Under the Existing RCM Agreement, RCM is required to furnish the Company and the Adviser with quarterly statements of the RCM Portfolio, as well as statements evidencing any purchases and sales for the RCM Portfolio.

     Set forth below is the schedule of annual fees payable by the Adviser to RCM under the Existing RCM Agreement. The fee is calculated quarterly.



     Market Value of Securities and Cash                         Fee
     -----------------------------------                         ---
     On the first $10,000,000 or fraction thereof.......... 0.70% annually
     On the next $10,000,000 or fraction thereof........... 0.60% annually
     On the next $20,000,000 or fraction thereof........... 0.50% annually
     On the next $20,000,000 or fraction thereof........... 0.35% annually
     On the next $40,000,000 or fraction thereof........... 0.30% annually
     On sums exceeding $100,000,000........................ 0.25% annually

RCM has authority to invest a portion of the Company's assets in the shares of any investment company advised by RCM. Such shares are not included in the calculation of the market value of securities and cash managed by RCM for purposes of determining the fee paid by the Adviser to RCM, but are included in such calculation for purposes of determining the fee paid by the Company to the Adviser.

     As of December 31, 1995, approximately $2.5 million of the Company's assets were invested in the RCM Growth Equity Fund, a diversified series of the RCM Capital Funds, Inc., an open-end investment company which is advised by RCM.
The RCM Growth Equity Fund pays RCM an annual fee of 0.75% of the average quarterly net asset value of the RCM Growth Equity Fund. This fee is higher than the fee that is paid by most investment companies; however, this fee is comparable to the fees paid by other investment companies with similar investment objectives. Although the Company does not pay this fee to RCM directly, any return of the Company on its investment in the RCM Growth Equity Fund, like any return of the Company on its investment in other investment companies, is reduced by the amount of this fee. As of March 31, 1996, approximately 9.8% of the Company's total assets was invested in investment companies, including the RCM Growth Equity Fund. The RCM Growth Equity Fund does not charge any sales load, redemption fee or distribution fee.

     In purchasing and selling marketable securities, RCM seeks to place its orders in such markets and through such brokers and dealers as, in RCM's best judgment, offer the most favorable price and market for such transactions. In reaching a judgment as to the reasonableness of a broker's or dealer's commission, RCM may in good faith determine that an amount of commission is reasonable in relation to the value of brokerage and research services provided by such broker or dealer. The Existing RCM Agreement provides that in allocating brokerage of the Company, RCM may take into account the value of any research services rendered by a particular broker or dealer for the benefit of the Company, that such research services may be used by RCM in servicing all of its accounts, and that not all such services must be used by RCM in connection with the Company's portfolio. During 1995, RCM did not execute any transactions relating to the Company's portfolio through any "affiliated brokers," as defined by the rules under the Securities Exchange Act of 1934.

     INFORMATION ABOUT FRANK A. BRANSON, INC. Branson is a California corporation with its business address at 555 Twin Dolphin Drive, Suite 185, Redwood City, California 94065. Branson has been a subadviser to the Company since 1986.

     TERMS OF THE INVESTMENT RESEARCH AGREEMENT BETWEEN BRANSON AND THE ADVISER. The Investment Research Agreement (the "Branson Agreement") between Branson and the Adviser continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by vote of a majority of outstanding voting securities of the Company or by the Board of Directors of the Company, together with, in each instance, the vote of a majority of those directors of the Company who are not "interested persons" of the Company, the Adviser or Branson. On August 28, 1995, the Board of Directors of the Company unanimously approved the continuance of the Branson Agreement for the annual period beginning November 6, 1996. The Branson Agreement may be terminated at any time by vote of the majority of the outstanding voting securities of the Company or by a vote of a majority of the entire Board of Directors of the Company on sixty days' written notice to Branson and the Adviser; or with the prior approval of the Board of Directors of the Company, by the Adviser on sixty days' written notice to Branson; or by Branson on sixty days' written notice to the Adviser and to the Company. The Branson Agreement automatically terminates upon its assignment or upon termination of the Advisory Agreement.

     Under the Branson Agreement, Branson provides to the Adviser investment research relating to marketable securities useful to the Adviser in the performance of its activities under the Advisory Agreement. The Adviser from time to time advises Branson as to the amount of the assets of the Company for which Branson has subadvisory responsibility, and such responsibility is limited to that amount and continues until modified by the Adviser. The Branson Agreement provides that, except to the extent expressly authorized by the Adviser, Branson has no authority to determine the nature or timing of changes in the portfolio of the Company or the manner of effecting such changes or to cause the purchase or sale of portfolio securities. The Adviser has delegated and intends to continue to delegate to Branson discretionary authority in varying degrees to purchase or sell portfolio securities for the Company, typically with limitations on maximum amounts of securities which may be purchased or sold and limitations on maximum purchase and minimum sale prices, outside of which limitations Branson would be required to consult with the Adviser.

     The Adviser pays to Branson compensation at the annual rate of 3/8 of 1% of the value of the assets of the Company for which Branson has investment or advisory responsibility as of the date of such computation. Compensation under the Branson Agreement is calculated and accrued quarterly.

THE NEW RCM AGREEMENT

     BACKGROUND OF THE NEW RCM AGREEMENT. Under an Agreement of Purchase and Sale dated as of December 13, 1995 (the "Purchase Agreement"), Travelers and RCM Limited have agreed to sell their respective partnership interests in RCM to New RCM, a wholly owned subsidiary of Dresdner. Upon such sale, RCM will cease to exist and all of its assets and liabilities will become assets and liabilities of New RCM. New RCM will also acquire from Travelers or its affiliates all of the issued and outstanding shares of RCM Capital Trust Company, a California limited purpose trust company (the "Trust Company"). The sale of RCM and the Trust Company is referred to herein as the "Transaction." Subject to the terms and conditions of the Purchase Agreement, Travelers will be paid an aggregate purchase price of $297 million for its interests in RCM and the Trust Company, and RCM Limited will be paid $3 million for its interest in RCM. The total purchase price, $300 million, is subject to reduction at closing as provided in the Purchase Agreement.

     In addition, New RCM will make aggregate payments of an estimated $100 million over approximately the next five years (collectively, the "Additional Payments") to RCM Limited. Upon the closing of the Transaction, New RCM will make the first Additional Payment of $33.3 million. On each of the first five anniversaries of the first day of the calendar quarter next succeeding the closing, New RCM will make an Additional Payment of $13.34 million, as adjusted by certain income measurements. RCM General, as general partner of RCM Limited, will be entitled (subject to consultation with the members of the New RCM governing board designated by Dresdner) to determine the portion of the Additional Payments, if any, to be distributed to each of the limited partners of RCM Limited and certain other employees of New RCM who are parties to employment agreements with New RCM.

     Pursuant to an Agreement Regarding RCM Capital Management, dated April 1, 1990, Travelers has agreed, subject to certain conditions, to pay to RCM Limited a fee equal to 30% of the net proceeds received by Travelers (the "Transition Fee") upon the transfer by Travelers of its interests in RCM or the Trust Company. RCM General, as general partner of RCM Limited, will be entitled to determine the portion of the Transition Fee, if any, that is distributed to each of the limited partners of RCM Limited.

     There are a number of conditions precedent to the closing of the Transaction. Such conditions include, among other things, the condition that all regulatory filings and approvals have been properly made or obtained, including the approval of the Board of Governors of the Federal Reserve System. If the conditions to the Transaction are not met and the acquisition of RCM is not completed, the Existing RCM Agreement will remain in effect.

     INFORMATION REGARDING DRESDNER AND NEW RCM. Dresdner is an international banking organization headquartered in Frankfurt, Germany, whose principal executive offices are located at Gallusanlage 7, 60041 Frankfurt am Main. With total consolidated assets as of December 31, 1994 of DM 400.1 billion, and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is Germany's second largest bank. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. It is one of a small number of global banking organizations which has an "AAA" credit rating from Moody's Investors Service. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles, and its wholly owned subsidiary, Deutsch-Sudamerikanische Bank AG, has an agency in Miami.

     Pursuant to an agreement to be entered into upon the closing of the Transaction (the "Governance Agreement"), the governing board of New RCM will consist of nine members, six of whom are to be designated by RCM Limited and three of whom are to be designated by Dresdner. New RCM may not reorganize, change its line of business, sell or lease substantial assets, incur substantial indebtedness, encumber substantial assets, issue or sell debt or equity securities, or exceed certain budgeted expenses, among other actions, absent the consent of a majority of the New RCM governing board, including a member designated by Dresdner. Certain extraordinary events, including declines in New RCM's assets under management, New RCM's poor investment management performance, and the departure of certain limited partners of RCM Limited, will entitle Dresdner to designate a majority of the governing board.

     Listed below is certain information concerning each of the persons who are expected to serve on the governing board of New RCM:


Name and Address                   Principal Occupation
- ----------------                   --------------------
William L. Price (1)               Principal of RCM since 1979.

Michael J. Apatoff (1)             Chief Operating Officer of RCM since 1991; Principal
                                   since 1992.

Claude N. Rosenberg, Jr. (1)       Principal of RCM since 1971.

Jeffrey S. Rudsten (1)             Principal of RCM since 1981.

Gary W. Schreyer (1)               Principal of RCM since 1977.

William S. Stack (1)               Senior Vice President of RCM since 1994; Managing
                                   Director of Lexington Management Corporation from
                                   1985 to 1994.

Hans-Dieter Bauernfeind (2)        General Manager and Head of the Institutional
Dresdner Bank AG                   Investment Advisory and Asset Management Division
Jurgen-Ponto-Plantz 1              of Dresdner since 1989.
60301 Frankurt am Main
Frankfurt, Germany

Gerhard Eberstadt (2)              Board of Directors of Dresdner since 1988.
Dresdner Bank AG
Gallusanlage 7
60041 Frankfurt am Main
Frankfurt, Germany

George N. Fugelsang (2)            President of Dresdner Securities (USA) Inc. and Senior
Dresdner Bank AG                   General Manager and Chief Executive North America of
75 Wall Street                     Dresdner since 1994; Managing Director of
New York, New York  10005-2889     Morgan Stanley & Co. Incorporated from 1986 to 1994.

____________________

(1) To be designated by RCM Limited. The principal business address of each will be RCM Capital Management, L.L.C., Four Embarcadero Center, Suite 3000, San Francisco, CA 94111.

(2)  To be designated by Dresdner.


Mr. Price is expected to serve as the principal executive officer of New RCM.

     While New RCM will succeed to the business and affairs of RCM upon the closing of the Transaction, the Purchase Agreement provides that RCM Limited will manage, operate and make all decisions regarding the day-to-day business and affairs of New RCM, subject to the oversight of New RCM's Board of Directors. A management agreement (the "Management Agreement") among RCM Limited, Dresdner and New RCM will be entered into at the closing granting RCM Limited the authority to take all actions on behalf of New RCM that may be necessary or appropriate in the judgment of RCM Limited. It is not contemplated, however, that RCM Limited will provide any advisory services. In consideration for the services to be rendered by RCM Limited, New RCM will pay RCM Limited an amount equal to 35% of the gross operating income of New RCM, less the aggregate salary payments (the "RCM Contract Payments") made by New RCM to its employees who are also limited partners of RCM Limited (the "Management Fee"). The Management Fee will be no less than $25 million, minus the RCM Contract Payments, for each of the first two years that the Management Agreement is in place.

RCM General, as general partner of RCM Limited, will be entitled (subject to consultation with a member of the New RCM governing board designated by Dresdner) to determine the portion of the Management Fee, if any, to be distributed to each of the limited partners of RCM Limited.

     Information concerning the management and ownership of RCM Limited and RCM General is included under the caption "Existing Investment Research and Subadvisory Arrangements--Information About RCM Capital Management" above.

     The Company has been advised that RCM Limited and RCM General are not registered as investment advisers under the Investment Advisers Act of 1940 and will not be so registered upon the consummation of the Transaction. RCM has taken the position that such registration is not required because neither RCM Limited nor RCM General engage or will engage in any investment advisory activities separate from the activities of RCM or New RCM. As a result, neither the Governance Agreement nor the Management Agreement will be submitted for approval by the Board of Directors or stockholders of the Company.

     RCM has informed the Company that RCM contemplates no material changes in the investment philosophy, policies or strategies of the RCM portion of the Company's portfolio. After the Transaction, New RCM will continue to operate from its offices in San Francisco, California, with substantially the same personnel functioning in the same capacities as before the Transaction. The same persons who are presently responsible for the investment strategies of RCM are expected to direct New RCM's investment strategies following the Transaction. In connection with the closing of the Transaction, certain key personnel of RCM, including the principal portfolio manager of the RCM portion of the Company's portfolio, are expected to enter into employment agreements with New RCM.

     TERMS OF THE NEW RCM AGREEMENT. The terms of the New RCM Agreement are identical in all material respects to those of the Existing RCM Agreement, with the exception of the effective date and termination date. A description of the Existing RCM Agreement is included under the caption "Existing Investment Research and Subadvisory Arrangements--Terms of the Existing Investment Management and Advisory Agreement between RCM and the Adviser" above. The New RCM Agreement will become effective upon the later of its approval by the stockholders of the Company or the closing of the Transaction. The New RCM Agreement will continue in effect until November 6, 1997, and thereafter from year to year, subject to approval annually in accordance with its terms.

     Stockholders should refer to Exhibit A attached hereto for the complete terms of the New RCM Agreement. Exhibit A has been marked to show all changes from the Existing RCM Agreement. The description of the Existing RCM Agreement and the New RCM Agreement set forth herein are qualified in its entirety by the provisions of Exhibit A.

     Section 15(f) of the Investment Company Act provides that, when a change in the control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). No such compensation arrangements are contemplated in the Transaction. In the Purchase Agreement, RCM, RCM Limited, New RCM and Dresdner have agreed to use all commercially reasonable efforts to ensure that the Transaction will not cause the imposition of an unfair burden on the Company.

     The second condition in Section 15(f) is that, during the three year period immediately following the change of control, at least 75% of an investment company's Board of Directors must not be "interested persons" of the investment adviser of the investment company or the predecessor investment adviser within the meaning of the Investment Company Act. Upon consummation of the Transaction, no members of the Company's Board of Directors will be "interested persons" of RCM or New RCM.

     The Company expects to enter into a reimbursement agreement ("the Reimbursement Agreement") with RCM, RCM Limited, New RCM and Dresdner pursuant to which RCM and RCM Limited will agree to reimburse the Company for any expenses the Company reasonably incurs in connection with its consideration of the New RCM Agreement. These include expenses associated with meetings of the Company's Board of Directors, the solicitation of stockholder approval, the preparation and negotiation of the Reimbursement Agreement and the New RCM Agreement, and related legal, accounting, transfer agent and custodial services. In connection with Section 15(f) of the Investment Company Act, RCM, RCM Limited, New RCM and Dresdner will agree in the Reimbursement Agreement not to take any action that would constitute an "unfair burden" on the Company and not to cause more than 25% of the Board of Directors of the Company to become "interested persons" of RCM or New RCM. RCM, RCM Limited, New RCM and Dresdner will also make certain representations to the Company and agree to indemnify the Company against certain liabilities, including those arising out of information provided by them for use in this Proxy Statement.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates, generally, can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. New RCM believes that it may perform the services contemplated by the New RCM Agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent New RCM from continuing to perform investment management services for the Company. If New RCM were prohibited from performing investment management services for the Company, it is expected that the Adviser or Branson would assume responsibility for New RCM's portion of the Company's portfolio or the Adviser and the Company would select another qualified subadviser. Any new subadvisory agreement would be subject to approval in accordance with the Investment Company Act.


RECOMMENDATION AND REQUIRED VOTE

     The Board of Directors of the Company met on February 26, 1996 to consider the effect of the Transaction on the Company and the New RCM Agreement. At the meeting, the Board of Directors reviewed, among other information, written and oral reports and compilations provided by RCM, including information concerning the Transaction, New RCM and Dresdner and comparative data from independent sources as to RCM's investment performance and advisory fees. In connection with its review, the Board took into account a number of factors, including: the historic performance of the RCM portion of the Company's portfolio; the quality of past services rendered by RCM; the terms of the Existing RCM Agreement and the New RCM Agreement, including the fees payable thereunder; the profitability of RCM and the benefits accruing to it as a result of its affiliation with the Company, including research services received in return for allocating brokerage of the Company; assurances from RCM that there would be no material changes in the investment strategies pursued for the Company or in the personnel providing services to the Company; the fact that the principal portfolio manager for the Company would enter into an employment agreement with New RCM; the proposed arrangements among Dresdner, New RCM and RCM Limited, including the terms of the Governance Agreement and the Management Agreement; the financial and other resources of New RCM following the Transaction; the commitment of Dresdner to the continuation of services of the nature and quality currently provided by RCM; the expected benefits of the Transaction to the Company, including the expertise and reputation of Dresdner and its affiliates in global markets; the agreement by RCM and RCM Limited to pay the expenses incurred by the Company in connection with the Transaction; and the existing relationships of the Company with the Adviser and Branson. Of particular significance to the Board was the expectation that the services to be rendered by New RCM to the Company and the Company's arrangements with the Adviser and Branson would remain substantially unchanged after the Transaction.

     As a result of its deliberations concerning the Transaction and the New RCM Agreement, the Board of Directors, including all of the directors who are not parties to the New RCM Agreement or "interested persons" of any such parties under the Investment Company Act, unanimously approved the New RCM Agreement as being in the best interests of the Company and its stockholders and recommended it to the stockholders for their approval.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to approve the New RCM Agreement. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% or more of the shares represented at the meeting if more than 50% of the shares are represented or (ii) more than 50% of the outstanding shares of the Company. In the event the New RCM Agreement is not approved by the Company's stockholders and the Transaction is completed, the Board of Directors will take such action as it deems to be in the best interests of the Company and its stockholders.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE FOR THE NEW RCM AGREEMENT.


                  STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held during 1996 must be received at the Company's principal office on or before June 2, 1996 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for such meeting.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement neither management of the Company nor the Adviser knows of any business other than as set forth in the Notice of Special Meeting of Stockholders to come before the meeting. If any other business is properly brought before the meeting, or any adjournment thereof, all Proxies will be voted in accordance with the best judgment of the persons voting such Proxies as to such business.


April 22, 1996

                                    EXHIBIT A

                  INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT

          THIS AGREEMENT is entered into as of the ____ day of __________, 1996 by and between RCM Capital Management, L.L.C., a Delaware limited liability company ("RCM"), and Bergstrom Advisers, Inc., a Delaware corporation (the "Adviser"):

          1. Subject to any express provisions or limitations set forth in writing, a copy of which is attached hereto or has been previously furnished to RCM, the Adviser hereby grants to RCM full authority to manage the investment and reinvestment of the cash and securities in the account of Bergstrom Capital Corporation, a Delaware corporation (the "Client"), Account No. _____ (the "Portfolio"), presently held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), the proceeds thereof, and any additions thereto, in RCM's discretion but consistent with the investment objectives, policies and restrictions of the Client. In this connection, RCM is empowered, through any of its officers or employees:

               (a) to invest and reinvest in shares, stocks, bonds, notes, and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations or firms, in trade acceptances and other commercial paper, and in deposits at interest on call or on time, whether or not secured by collateral;

               (b) to buy, sell, or exercise rights and warrants to subscribe for stock or securities; and

               (c) to take such other action, or direct the Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing, except that RCM shall not be required to take any action with respect to the voting of proxies solicited by or with respect to the issuers of securities in which Portfolio assets may be invested.

Upon 24 hours' notice to RCM, the Adviser is authorized to transfer cash and securities of the Client into and out of the Portfolio in its discretion.

          2. In consideration of the services performed by RCM hereunder, the Adviser will pay to RCM, as they become due and payable, management fees determined in accordance with the attached Schedule of Fees.

          3. Nothing contained herein shall be deemed to authorize RCM to take or receive physical possession of any cash or securities held in the Portfolio by the Custodian, it being intended that sole responsibility for safekeeping thereof (in such investments as RCM may direct), and the consummation of all such purchases, sales, deliveries and investments made pursuant to RCM's direction, shall rest upon the Custodian.

          4. (a) Unless otherwise specified in writing to RCM by the Adviser, all orders for the purchase and sale of securities for the Portfolio shall be placed in such markets and through such brokers as in RCM's best judgment shall offer the most favorable price and market for the execution of each transaction. The Adviser understands and agrees that RCM may effect securities transactions which cause the account to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged. Provided, however, that RCM determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either the specific transaction or RCM's overall responsibilities to the accounts for which RCM exercises investment discretion. The Adviser also understands that the receipt and use of such services will not reduce RCM's customary and normal research activities.

               (b) The Adviser agrees that RCM may aggregate sales and purchase orders of securities held in the Portfolio with similar orders being made simultaneously for other portfolios managed by RCM if, in RCM's reasonable judgment, such aggregation shall result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Adviser acknowledges that RCM's determination of such economic benefit to the Portfolio is based on an evaluation that the Portfolio is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors.

          5. RCM represents that it is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

          6.   RCM agrees:

               (a) to give the Adviser and the Client the benefit of RCM's best judgment and efforts in rendering services to the Adviser and the Client as provided in this Agreement;

               (b) to furnish the Adviser and the Client with monthly statements of the Portfolio, valued, for each security listed on any national securities exchange at the last quoted sale price on the valuation date reported on the composite tape or, in the case of securities not so reported, by the principal exchange on which the security is traded, and for any other security or asset in a manner determined in good faith by RCM to reflect its fair market value;

               (c) to furnish to the Adviser and the Client statements evidencing any purchases and sales for the Portfolio as soon as practicable after such transaction has taken place;

               (d)  to maintain strict confidence in regard to the Portfolio;

               (e) to notify the Adviser and the Client of any change in ownership of RCM in advance, if reasonable, and otherwise as soon as practicable after such change occurs; and

               (f) to indemnify the Adviser and the Client against any losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement of any material fact contained in any registration statement, prospectus, proxy statement, report or other document, or any amendment or supplement thereto, or arising out of or based upon any omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Client by RCM specifically for use in the preparation thereof.

          7.   The Adviser agrees:

               (a) to advise RCM of the investment objectives, policies and restrictions of the Client as they apply to the Portfolio and of any changes or modifications therein and to notify RCM of any other changes in the Portfolio of which RCM would not otherwise have knowledge and which would be material to RCM;

               (b) to give RCM written notice of any investments made for the Portfolio that the Adviser deems to be in violation of the investment objectives, policies or restrictions of the Client;

               (c) to maintain in strict confidence and for use only with respect to the Client all investment advice given by RCM; and

               (d) not to hold RCM, or any of its directors, officers or employees, liable under any circumstances for any error of judgment or other action taken or omitted by RCM in the good faith exercise of its powers hereunder, or arising out of an act or omission of the Custodian or of any broker or agent selected by RCM in good faith and in a commercially reasonable manner, excepting matters as to which RCM shall be finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of fiduciary duty involving personal misconduct (all as used in the Investment Company Act of 1940, as amended (the "1940 Act")).

          8.   The Adviser understands and agrees:

               (a) that RCM performs investment management services for various clients and that RCM may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is RCM's policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients; and

               (b) that RCM shall have no obligation to purchase or sell for the Portfolio any security which RCM, or its directors, officers or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of RCM such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio.

          9. This Agreement shall remain in effect until November 6, 1997 and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by vote of a majority of outstanding voting securities (as used in the 1940 Act) of the Client or by the Board of Directors of the Client, together with, in each instance, the vote of a majority of those directors of the Client who are not interested persons (as used in the 1940 Act) of the Client, the Adviser or RCM cast in person at a meeting called for the purpose of voting on such continuance. The Client may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to RCM and to the Adviser either by majority vote of the Board of Directors of the Client or by the vote of a majority of the outstanding voting securities (as used in the 1940 Act) of the Client. With the prior approval of the Board of Directors of the Client, the Adviser may at any time terminate this Agreement without the payment of any penalty upon sixty days' written notice to RCM. RCM may at any time terminate this Agreement without payment of penalty on sixty days' written notice to the Adviser and to the Client. This Agreement shall immediately terminate in the event of its assignment (as used in the 1940 Act) or upon termination of the Investment Management and Advisory Agreement, dated as of March 27, 1989, between the Adviser and the Client.

          10. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

          11. Each of the individuals whose signature appears below warrants that he has full authority to execute this Agreement on behalf of the party on whose behalf he has affixed his signature to this Agreement.


Dated:                               , 1996.
      -------------------------------

RCM CAPITAL MANAGEMENT, L.L.C.                     BERGSTROM ADVISERS, INC.

By:
   -----------------------------
     Name:                                         By:
          ----------------------                      --------------------------
     Title:                                                   Erik E. Bergstrom
           ---------------------                                   President

                                SCHEDULE OF FEES

Effective Date:                 , 1996.
               -----------------

          (a) The fee for the period from the effective date referred to above to the end of the calendar quarter shall be obtained by multiplying the market value of cash and securities in the Portfolio as of the close of business on the last day of the calendar quarter by one-fourth of the applicable annual fee rate(s) indicated below, prorated for the percentage of the calendar quarter which the Portfolio is under management.

          (b) The fee for subsequent calendar quarters shall be obtained by multiplying the market value of cash and securities in the Portfolio as of the close of business on the last day of the calendar quarter by one-fourth of the applicable annual fee rate(s) indicated below.

          (c) If the Investment Management and Advisory Agreement terminates prior to the end of a calendar quarter, the fee for the period from the beginning of such calendar quarter to the date of termination shall be obtained by multiplying the market value of cash and securities in the Portfolio as of the close of business on the date of termination by one-fourth of the applicable annual fee rate(s) indicated below, prorated for the percentage of the calendar quarter which the Portfolio is under management.

          (d) Shares of the RCM Growth Equity Fund, Inc., any successor thereto, and any other investment company advised by RCM shall not be considered securities in the Portfolio for purposes of the foregoing calculations.

          (e)  All fees shall be payable upon receipt of a fee statement.


               Value of Securities and Cash                      Fee
               ----------------------------                      ---
          On the first $10,000,000 or fraction thereof      .70% annually
          On the next $10,000,000 or fraction thereof       .60% annually
          On the next $20,000,000 or fraction thereof       .50% annually
          On the next $20,000,000 or fraction thereof       .35% annually
          On the next $40,000,000 or fraction thereof       .30% annually
          On sums exceeding $100,000,000                    .25% annually


Dated:                   , 1996.
      -------------------
RCM CAPITAL MANAGEMENT, L.L.C.                    BERGSTROM ADVISERS, INC.


By:                                               By:
   --------------------------------                  ---------------------------
Name:                                                      Erik E. Bergstrom,
     ------------------------------                             President
Title:
      -----------------------------

                                    P R O X Y

                          BERGSTROM CAPITAL CORPORATION
                                      PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

          The undersigned hereby appoints WILLIAM L. McQUEEN and PAMELA A. FIORINI, and each of them, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of the Capital Stock, $1 par value, of Bergstrom Capital Corporation (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the "Meeting") to be held in the Cutter Room, The Rainier Club, Fourth Avenue and Marion Street, Seattle, Washington, at 11:00 a.m., Seattle time, on May 13, 1996, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the following:

1.   Approval of a new Investment Management      FOR      AGAINST    ABSTAIN
     and Advisory Agreement between Bergstrom     / /        / /        / /
     Advisers, Inc. and RCM Capital Management,
     L.L.C., a wholly owned subsidiary
     of Dresdner Bank AG.

2. To vote in their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement.


                                   DATED:                                 , 1996
                                         ---------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   (Please date and sign exactly as your name appears at left. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.)

                                   This Proxy covers shares registered as
                                   designated at left. Proxies for other forms of registration must be voted separately.



                 STOCKHOLDERS ARE URGED TO MARK, SIGN AND RETURN
                  THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED.
                    PLEASE DO NOT FORGET TO DATE THIS PROXY.